UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2014

PEREGRINE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17085	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14282 Franklin Avenue, Tustin, California 92780
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 27, 2014, Peregrine Pharmaceuticals, Inc. (the “Company”) announced that the underwriters of its underwritten public offering of its 10.50% Series E Convertible Preferred Stock (the "Series E Preferred Stock") have partially exercised their option to cover overallotments and have purchased an additional 75,000 shares of Series E Preferred Stock from the Company at the public offering price of $25.00 per share. A copy of the press release is filed hereto as Exhibit 99.1.

The legal opinion of K&L Gates LLP relating to the shares of Series E Preferred Stock in connection with this option exercise is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number

5.1	Opinion of K&L Gates LLP.
23.1	Consent of K&L Gates LLP (included in the opinion filed as Exhibit 5.1).
99.1	Press Release issued February 27, 2014.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEREGRINE PHARMACEUTICALS, INC.

Date: February 27, 2014	By:	/s/ Paul J. Lytle
Paul J. Lytle Chief Financial Officer

3

EXHIBIT INDEX

Exhibit
Number	Description

5.1	Opinion of K&L Gates LLP.
23.1	Consent of K&L Gates LLP (included in the opinion filed as Exhibit 5.1).
99.1	Press Release issued February 27, 2014.

4